                                                                    Exhibit 99

KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone:  (212) 446-4800
Facsimile:  (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)

Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------------x
                                                      :
In re                                                 : Chapter 11
                                                      :
SOLUTIA INC., ET AL.,                                 : Case No. 03-17949 (PCB)
                                                      :
         Debtors.                                     : (Jointly Administered)
                                                      :
------------------------------------------------------x

THIS MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                               Axio Research Corporation
---                                       ---

    Solutia Inc.                              Solutia Investments, LLC
---                                       ---

    Solutia Business Enterprises, Inc.        Beamer Road Management Company
---                                       ---

    Solutia Systems, Inc.                     Monchem, Inc.
---                                       ---

    Solutia Overseas, Inc.                    Solutia Inter-America, Inc.
---                                       ---

    CPFilms Inc.                              Solutia International Holding, LLC
---                                       ---

    Solutia Management Company, Inc.          Solutia Taiwan, Inc.
---                                       ---

    Monchem International, Inc.               Solutia Greater China, Inc.
---                                       ---

                      MONTHLY OPERATING STATEMENT FOR THE
                          MONTH OF DECEMBER 2006 (1)
                          --------------------------

(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------------x
                                                      :
In re                                                 : Chapter 11
                                                      :
SOLUTIA INC., ET AL.,                                 : Case No. 03-17949 (PCB)
                                                      :
         Debtors.                                     : (Jointly Administered)
                                                      :
------------------------------------------------------x

                 MONTHLY OPERATING STATEMENT FOR THE
                       MONTH OF DECEMBER 2006
                       ----------------------

DEBTORS' ADDRESS:                        575 Maryville Centre Dr.
                                         St. Louis, MO 63141

DEBTORS' ATTORNEY:                       KIRKLAND & ELLIS LLP
                                         Richard M. Cieri (RC-6062)
                                         Jonathan S. Henes (JH-1979)
                                         Citigroup Center
                                         153 East 53rd Street
                                         New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):             $ 19

REPORT PREPARER:                         Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs verifies, under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:    February 28, 2007                      /s/ Timothy J. Spihlman
                                                -----------------------
                                                Timothy J. Spihlman
                                                Vice President and Controller

Indicate if this is an amended statement by checking here:  X
                                                           ---

This statement is being amended to update financial information primarily related to certain accounting adjustments from Solutia Inc.'s ("Solutia") joint venture, Flexsys Holding BV, which were made subsequent to the filing of Current Report on Form 8-K filed on January 31, 2007. These adjustments affected Solutia's consolidated financial statements on page 2 "Current Month Net Loss" and pages 5-9.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                        MONTHLY DISBURSEMENTS BY DEBTOR
                        For the Month of December 2006

-------------------------------------------------------------------------------

Solutia Inc.                                                $ 219,041,197.48
-------------------------------------------------------------------------------

Solutia Business Enterprises, Inc.*                         $ --
-------------------------------------------------------------------------------

Solutia Systems, Inc.                                       $ 20,000.00
-------------------------------------------------------------------------------

Solutia Overseas, Inc. *                                    $ --
-------------------------------------------------------------------------------

CPFilms Inc.                                                $ 8,449,441.30
-------------------------------------------------------------------------------

Solutia Management Company, Inc. *                          $ --
-------------------------------------------------------------------------------

Monchem International, Inc. *                               $ --
-------------------------------------------------------------------------------

Axio Research Corporation *                                 $ --
-------------------------------------------------------------------------------

Solutia Investments, LLC *                                  $ --
-------------------------------------------------------------------------------

Beamer Road Management Company *                            $ --
-------------------------------------------------------------------------------

Monchem, Inc. *                                             $ --
-------------------------------------------------------------------------------

Solutia Inter-America, Inc.                                 $ 16,887.25
-------------------------------------------------------------------------------

Solutia International Holding, LLC *                        $ --
-------------------------------------------------------------------------------

Solutia Taiwan, Inc.                                        $ 24,525.27
-------------------------------------------------------------------------------

Solutia Greater China, Inc. *                               $ --
-------------------------------------------------------------------------------

* These non-operating debtors had no constructive disbursements made on their behalf.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                            STATEMENT ON INSURANCE
                        For the Month of December 2006

         All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                                          SOLUTIA INC., ET AL.,
                             Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                         (Debtors in Possession)

                                              SOLUTIA GROUP*
                             CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                           (DOLLARS IN MILLIONS)

                                                                    MONTH ENDED            YEAR ENDED
                                                                 DECEMBER 31, 2006      DECEMBER 31, 2006
                                                                -------------------    -------------------
TOTAL NET SALES                                                 $              216     $            2,905
TOTAL COST OF GOODS SOLD                                                       196                  2,524
                                                                -------------------    -------------------
GROSS PROFIT                                                                    20                    381

TOTAL MAT EXPENSE                                                               29                    278
AMORTIZATION EXPENSE                                                             -                      1
                                                                -------------------    -------------------
OPERATING INCOME (LOSS)                                                         (9)                   102

EQUITY EARNINGS FROM AFFILIATES                                                  3                     38
INTEREST EXPENSE                                                                (9)                  (104)
OTHER INCOME, NET                                                                2                     14
LOSS ON DEBT MODIFICATION                                                        -                     (8)

REORGANIZATION ITEMS:
  Professional fees                                                             (6)                   (57)
  Provision for rejected executory contracts                                     -                      -
  Employee severance and retention costs                                         -                     (5)
  Adjustment to allowed claim amounts                                            -                      2
  Settlements of pre-petition claims                                             -                      -
  Other                                                                         (2)                   (11)
                                                                -------------------    -------------------
                                                                                (8)                   (71)

                                                                -------------------    -------------------
LOSS BEFORE TAXES                                                              (21)                   (29)
Income tax expense                                                               5                     18
                                                                -------------------    -------------------
LOSS FROM CONTINUING OPERATIONS                                                (26)                   (47)
Income from discontinued operations, nex of tax                                  -                     58
                                                                -------------------    -------------------
NET INCOME (LOSS)                                               $              (26)    $               11
                                                                ===================    ===================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                                SOLUTIA GROUP*
           CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                            AS OF DECEMBER 31, 2006


                                ASSETS                             (Dollars
                                ------                           in millions)
                                                               ----------------
Cash                                                                       150
Trade Receivables, net                                                     288
Inventories                                                                274
Other Current Assets                                                       136
Assets of Discontinued Operations                                            -
                                                               ----------------
TOTAL CURRENT ASSETS                                                       848
Property, Plant and Equipment, net                                         795
Investments in Affiliates                                                  193
Intangible Assets, net                                                     120
Other Assets                                                                99
                                                               ----------------
TOTAL ASSETS                                                   $         2,055
                                                               ================

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                               $           228
Short-Term Debt                                                            650
Other Current Liabilities                                                  245
Liabilities of Discontinued Operations                                       1
                                                               ----------------
TOTAL CURRENT LIABILITIES                                                1,124
Long-Term Debt                                                             210
Other Long-Term Liabilities                                                289
                                                               ----------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                              1,623
LIABILITIES SUBJECT TO COMPROMISE                                        1,849
SHAREHOLDERS' DEFICIT                                                   (1,417)
                                                               ----------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                      $         2,055
                                                               ================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                                      SOLUTIA INC., ET. AL.,
                                         Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                     (Debtors in Possession)

                                                          SOLUTIA GROUP*
                                         CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                                                      (DOLLARS IN MILLIONS)

                                                                                           MONTH ENDED              YEAR ENDED
                                                                                         DECEMBER 31, 2006      DECEMBER 31, 2006
                                                                                        -------------------    -------------------
OPERATING ACTIVITIES:
      Net income (loss)                                                                 $              (26)     $              11
      Income from discontinued operations, net of tax                                                    -                    (58)
      Depreciation and amortization                                                                     10                    111
      Restructuring expenses and other unusual items                                                     2                      5
      Changes in assets and liabilities:
        Trade receivables                                                                               44                     43)
        Inventories                                                                                     (1)                   (14)
        Accounts payable                                                                                 5                     12
        Liabilities subject to compromise:
          Pension plan liabilities                                                                     (29)                  (196)
          Other postretirement benefits liabilities                                                    (45)                  (102)
          Other liabilities subject to compromise                                                        -                     (9)
        Other assets and liabilities                                                                    91                    162
                                                                                        -------------------    -------------------
      NET CASH PROVIDED (USED) BEFORE REORGANIZATION ITEMS-CONTINUING OPERATIONS                        51                   (121)
      NET CASH PROVIDED BEFORE REORGANIZATION ITEMS-DISCONTINUED OPERATIONS                              -                      2
                                                                                        -------------------    -------------------
      NET CASH PROVIDED (USED) BEFORE REORGANIZATION ITEMS                                              51                   (119)

      OPERATING CASH FLOWS - REORGANIZATION ITEMS-CONTINUING OPERATIONS:
        Professional services fees                                                                      (8)                   (57)
        Employee severance and retention payments                                                        -                     (4)
        Other                                                                                            -                     (4)
                                                                                        -------------------    -------------------
          NET CASH USED IN REORGANIZATION ITEMS-CONTINUING OPERATIONS                                   (8)                   (65)

            NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES-CONTINUING OPERATIONS                   43                   (186)
            NET CASH PROVIDED BY OPERATING ACTIVITIES-DISCONTINUED OPERATIONS                            -                      2
                                                                                        -------------------    -------------------
            NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                         43                   (184)
                                                                                        ===================    ===================

INVESTING ACTIVITIES:
      Property, plant and equipment purchases                                                           (9)                  (106)
      Acquisition and Investment Payments                                                                -                    (16)
      Other investing activities                                                                         -                      5
                                                                                        -------------------    -------------------
          NET CASH USED IN INVESTING ACTIVITIES-CONTINUING OPERATIONS                                   (9)                  (117)
          NET CASH PROVIDED BY INVESTING ACTIVITIES-DISCONTINUED OPERATIONS                              -                     69
                                                                                        -------------------    -------------------
          NET CASH USED IN INVESTING ACTIVITIES-TOTAL                                                   (9)                   (48)
                                                                                        ===================    ===================

FINANCING ACTIVITIES:
      Net change in short-term debt obligations                                                          -                    350
      Proceeds from long-term debt obligations                                                           -                    (51)
      Deferred debt issuance costs                                                                       -                    (17)
      Other financing activities                                                                         -                     (7)
                                                                                        -------------------    -------------------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                                                      -                    275
                                                                                        ===================    ===================


NET INCREASE IN CASH AND CASH EQUIVALENTS                                                               34                     43
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                         116                    107
                                                                                        -------------------    -------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                $              150      $             150
                                                                                        ===================    ===================

See Accompanying Notes to Consolidated Financial Statements.

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                           SOLUTIA INC., ET AL.,
                             Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                          (Debtors in Possession)

                                        SOLUTIA CHAPTER 11 DEBTORS
                             CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                                          (DOLLARS IN MILLIONS)

                                                                    MONTH ENDED            YEAR ENDED
                                                                 DECEMBER 31, 2006      DECEMBER 31, 2006
                                                                -------------------    --------------------
TOTAL NET SALES                                                  $             170      $            2,388
TOTAL COST OF GOODS SOLD                                                       162                   2,159
                                                                -------------------    --------------------
GROSS PROFIT                                                                     8                     229

TOTAL MAT EXPENSE                                                               19                     214
AMORTIZATION EXPENSE                                                             -                       1
                                                                -------------------    --------------------
OPERATING INCOME (LOSS)                                                        (11)                     14

EQUITY EARNINGS FROM AFFILIATES                                                  7                      45
INTEREST EXPENSE, NET                                                           (7)                    (83)
OTHER INCOME, NET                                                                3                      45
LOSS ON DEBT MODIFICATION                                                        -                      (8)

REORGANIZATION ITEMS:
  Professional Fees                                                             (6)                    (57)
  Provision for rejected executory contracts                                     -                       -
  Employee severance and retention costs                                         -                      (5)
  Adjustment to allowed claim amounts                                            -                       2
  Settlements of pre-petition claims                                             -                       -
  Other                                                                         (1)                    (11)
                                                                -------------------    --------------------
                                                                                (7)                    (71)

                                                                -------------------    --------------------
LOSS BEFORE TAXES                                                              (15)                    (58)
Income tax expense                                                               4                       8
                                                                -------------------    --------------------
NET LOSS                                                         $             (19)     $              (66)
                                                                ===================    ====================

See Accompanying Notes to Consolidated Financial Statements.

                             SOLUTIA INC., ET AL.,
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                          SOLUTIA CHAPTER 11 DEBTORS
           CONSOLIDATED STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                            AS OF DECEMBER 31, 2006


                                ASSETS                             (Dollars
                                ------                           in millions)
                                                               ----------------
Cash                                                            $           38
Trade Receivables, net                                                     146
Account Receivables-Unconsolidated Subsidiaries                             47
Inventories                                                                176
Other Current Assets                                                        90
Assets of Discontinued Operations                                            -
                                                               ----------------
TOTAL CURRENT ASSETS                                                       497
Property, Plant and Equipment, net                                         660
Investments in Subsidiaries and Affiliates                                 566
Intangible Assets, net                                                     100
Other Assets                                                                58
                                                               ----------------
TOTAL ASSETS                                                    $        1,881
                                                               ================

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                $          200
Short-Term Debt                                                            650
Other Current Liabilities                                                  168
Liabilities of Discontinued Operations                                       1
                                                               ----------------
TOTAL CURRENT LIABILITIES                                                1,019
Other Long-Term Liabilities                                                197
                                                               ----------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                              1,216
LIABILITIES SUBJECT TO COMPROMISE                                        1,963
SHAREHOLDERS' DEFICIT                                                   (1,298)
                                                               ----------------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                       $        1,881
                                                               ================

See Accompanying Notes to Consolidated Financial Statements.

                             SOLUTIA INC., ET AL.
                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                            (Debtors in Possession)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc., together with its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company"), is a global manufacturer and marketer of a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; specialty products such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluids; and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc. ("Pharmacia")). On September 1, 1997, Pharmacia distributed all of the outstanding shares of common stock of Solutia as a dividend to Pharmacia stockholders (the "Solutia Spinoff"). As a result of the Solutia Spinoff, on September 1, 1997, Solutia became an independent publicly held company and its operations ceased to be owned by Pharmacia. A net deficiency of assets of $113 million resulted from the spinoff.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Chapter 11 Cases") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         The filing was made to restructure Solutia's balance sheet, to streamline operations and to reduce costs, in order to allow Solutia to emerge from Chapter 11 as a viable going concern. The filing was also made to obtain relief from the negative financial impact of liabilities for litigation, environmental remediation and certain post-retirement benefits (the "Legacy Liabilities") and liabilities under operating contracts, all of which were assumed at the time of the Solutia Spinoff. These factors, combined with the weakened state of the chemical manufacturing sector, general economic conditions and continuing high, volatile energy and crude oil costs were an obstacle to Solutia's financial stability and success.

         Under Chapter 11, Solutia is operating its businesses as a debtor-in-possession ("DIP") under court protection from creditors and claimants. Since the Chapter 11 filing, orders sufficient to enable Solutia to conduct normal business activities, including the approval of Solutia's DIP financing, have been entered by the Bankruptcy Court. While Solutia is subject to Chapter 11, all transactions not in the ordinary course of business require the prior approval of the Bankruptcy Court. Under the U.S. Bankruptcy Code, Solutia had the exclusive right to propose a plan of reorganization for 120 days following the Chapter 11 filing date. The Bankruptcy Court has subsequently approved extensions of this exclusivity period. The exclusivity period continues until the order disposing of the current motion is entered on the Bankruptcy Court's docket.

         On January 16, 2004, pursuant to authorization from the Bankruptcy Court, Solutia entered into a DIP credit facility. This DIP credit facility has subsequently been amended from time to time, with Bankruptcy Court approval. The DIP credit facility, as amended, currently consists of: (a) a $975 million fully-drawn term loan; and (b) a $250 million borrowing-based revolving credit facility, which includes a $150 million letter of credit subfacility. Of the $1,225 million facility, $150 million must be utilized to acquire Akzo Nobel's 50% interest in the Flexsys joint venture between Solutia and Akzo Nobel.

         As a consequence of the Chapter 11 filing, pending litigation against Solutia is generally stayed, and no party may take any action to collect its pre-petition claims except pursuant to an order of the Bankruptcy Court. November 30, 2004 was the last date by which holders of pre-petition date claims against the Debtors could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so may be barred from asserting such claim against the Debtors and, accordingly, may not be able to participate in any distribution on account of such claim. Differences between claim amounts identified by the Debtors and claims filed by claimants will be investigated and resolved in connection with the Debtors' claims resolution process, and only holders of claims that are ultimately allowed for purposes of the Chapter 11 case will be entitled to distributions. Solutia has not yet fully completed its analysis of all the proofs of claim. Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

         On February 14, 2006, the Debtors filed with the Bankruptcy Court a Plan of Reorganization (the "Plan") and Disclosure Statement (the "Disclosure Statement"). The Plan and Disclosure Statement along with the Relationship Agreement (as defined below) and the Retiree Settlement Agreement, entered into among Solutia, the Official Committee of Unsecured Creditors (the "Unsecured Creditors' Committee") and Official Committee of Retirees appointed in the Chapter 11 Cases (the "Retirees' Committee"), Monsanto Company ("Monsanto"), certain retirees and the other parties thereto (the "Retiree Settlement"), set forth the terms of a global settlement (the "Global Settlement") between Solutia, the Unsecured Creditors' Committee, the Retirees' Committee, Monsanto and Pharmacia. The Global Settlement provides for, among other things, a reallocation of certain Legacy Liabilities among Solutia, Monsanto and Pharmacia and the treatment that various constituencies in the Chapter 11 Cases would receive under the Plan. The reallocation of liabilities between Solutia and Monsanto is set forth in a Relationship Agreement (the "Relationship Agreement") which would be entered into between Solutia and Monsanto upon confirmation of the Plan. Since the February 14, 2006 filing, the Bankruptcy Court has not moved forward with the process to approve the Disclosure Statement and confirm the Plan.

         There are two adversary proceedings ongoing in our Chapter 11 case. JPMorgan, as indenture trustee of Solutia's debentures due 2027 and 2037, filed litigation against Solutia claiming that such debentures are entitled to secured status as opposed to general unsecured status as set forth in the Plan. In addition, the Official Committee of Equity Security Holders ("Equity Committee") in Solutia's bankruptcy case has filed litigation against Pharmacia and Monsanto, arguing that holders of Solutia's existing equity are entitled to a distribution in the Chapter 11 case.

         Solutia is in discussions with the major stakeholders in our Chapter 11 case in an effort to modify the Global Settlement and Plan and achieve a confirmable Plan. In addition, Solutia continues to evaluate and explore all other reasonable alternatives to reorganize the Company, such as a sale of the reorganized Company's equity or a sale of certain of its businesses or assets that may present a means of maximizing the value of the estate for stakeholders.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the consolidated statement of financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At December 31, 2006, total liquidity for the Solutia Group was approximately $245 million, consisting of $150 million of cash and DIP facility availability of $95 million. At December 31, 2006, total liquidity for the Solutia Chapter 11 Debtors was approximately $133 million, consisting of $38 million of cash and DIP facility availability of $95 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2006.

3. SUPPLEMENTAL INFORMATION - RESTRUCTURING EXPENSES AND OTHER UNUSUAL ITEMS

Month Ended December 31, 2006
-----------------------------

         Restructuring expenses and other unusual items included in the consolidated statement of operations and the consolidated statement of cash flows were approximately $2 million of net loss for the month ended December 31, 2006 related to severance and retraining costs incurred from headcount reductions throughout the organization.

Year Ended December 31, 2006
----------------------------

         Restructuring expenses and other unusual items included in the consolidated statement of operations and the consolidated statement of cash flows were approximately $5 million of net income for the year ended December 31, 2006. These restructuring expenses and other unusual items consisted of
(i) a $20 million gain from the reversal of previously established litigation reserves; (ii) an environmental charge of approximately $9 million that was precipitated by the notification by a third-party of its intent to terminate a tolling agreement at one of Solutia's facilities outside the U.S. that will likely result in the cessation of operations at that site; (iii) a charge of $9 million associated with the March 2006 DIP amendment that resulted from the write-off of debt issuance costs and to record the DIP facility as modified at its fair value; (iv) a charge of $3 million related to the early extinguishment of debt; (v) $4 million of severance and retraining costs incurred from headcount reductions throughout the organization.

4. SUPPLEMENTAL INFORMATION - YEAR-TO-DATE RESULTS OF OPERATIONS

         Solutia's net sales for the year ended December 31, 2006 increased $146 million, or 5 percent, as compared to the year ended December 31, 2005 primarily due to higher average selling prices of approximately 6 percent, partially offset by lower sales volumes of approximately 1 percent. The lower sales volumes were largely precipitated by portfolio changes made in 2005 when Solutia exited certain unprofitable businesses. Solutia's results of operations for the year ended December 31, 2006 improved by $54 million as compared to the year ended December 31, 2005 primarily as a result of higher net sales and controlled spending, partially offset by unfavorable manufacturing variances and higher overall raw material and energy costs of $91 million. The unfavorable manufacturing costs were precipitated by a manufacturing interruption incurred at the Alvin, Texas facility, resulting in a significant turnaround being accelerated in its timing, as well as extended in its duration.

5. SUPPLEMENTAL INFORMATION - DISCONTINUED OPERATIONS

Pharmaceuticals Divestiture
---------------------------

         On May 23, 2006, Solutia's wholly-owned subsidiary, Solutia Europe S.A./N.V. ("SESA"), agreed to sell its pharmaceutical services business to Dishman Pharmaceuticals & Chemicals Ltd. ("Dishman") pursuant to a Stock and Asset Purchase Agreement dated as of May 23, 2006 between SESA and Dishman. Closing of the sale occurred on August 22, 2006 and included the transfer of all economic benefits and liabilities of the pharmaceutical services business from August 1, 2006 through the closing date. Under the terms of the agreement, Dishman purchased 100 percent of the stock of the pharmaceutical services business, as well as certain other assets used in the pharmaceutical services business, for $77 million. Solutia recorded a gain on the sale of the pharmaceutical services business of $49 million. Further, Solutia used $51 million of the proceeds from the sale to pay down SESA's (euro)200 million credit facility.

                                                  SOLUTIA INC., ET AL.,
                                       Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                 (Debtors in Possession)

                                                SOLUTIA CHAPTER 11 DEBTORS
                           SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                              MONTH ENDED DECEMBER 31, 2006

                                                       PRE-PETITION            POST-PETITION                  TOTAL
                                                          AMOUNT                   AMOUNT                    AMOUNT
                                                   ---------------------    ---------------------     ----------------------
1.     GROSS SALARIES AND WAGES                                    0.00            19,932,744.22              19,932,744.22

2.     PAYROLL TAXES WITHHELD                                      0.00             5,759,482.89               5,759,482.89

3.     EMPLOYER PAYROLL TAX CONTRIBUTED                            0.00             1,637,054.27               1,637,054.27

4.     GROSS TAXABLE SALES                                         0.00               743,862.29                 743,862.29

5.     SALES TAXES COLLECTED / USE TAX PAID                        0.00               230,623.33                 230,623.33

6.     PROPERTY TAXES PAID                                         0.00             4,490,586.51               4,490,586.51

7.     OTHER TAXES PAID                                            0.00                66,500.35                  66,500.35

                                                  SOLUTIA INC., ET AL.,
                                       Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                                 (Debtors in Possession)

                                                SOLUTIA CHAPTER 11 DEBTORS
                           SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                              MONTH ENDED DECEMBER 31, 2006

DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                               PRE-PETITION   POST-PETITION         TOTAL                                  ITEM
                  ITEM
DEBTOR ENTITY                   DATE              AMOUNT          AMOUNT            AMOUNT           TYPE OF TAX          NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.                   12/01/06             0.00         288,828.85         288,828.85  Employee Payroll Taxes      2
Solutia Inc.                   12/06/06             0.00          98,984.16          98,984.16  Employee Payroll Taxes      2
Solutia Inc.                   12/07/06             0.00         215,758.36         215,758.36  Employee Payroll Taxes      2
Solutia Inc.                   12/08/06             0.00         178,523.06         178,523.06  Employee Payroll Taxes      2
Solutia Inc.                   12/13/06             0.00          86,632.04          86,632.04  Employee Payroll Taxes      2
Solutia Inc.                   12/14/06             0.00          71,392.05          71,392.05  Employee Payroll Taxes      2
Solutia Inc.                   12/15/06             0.00       1,777,785.97       1,777,785.97  Employee Payroll Taxes      2
Solutia Inc.                   12/20/06             0.00          90,707.64          90,707.64  Employee Payroll Taxes      2
Solutia Inc.                   12/21/06             0.00         195,964.14         195,964.14  Employee Payroll Taxes      2
Solutia Inc.                   12/22/06             0.00         209,358.44         209,358.44  Employee Payroll Taxes      2
Solutia Inc.                   12/27/06             0.00         416,339.37         416,339.37  Employee Payroll Taxes      2
Solutia Inc.                   12/28/06             0.00          76,950.81          76,950.81  Employee Payroll Taxes      2
Solutia Inc.                   12/29/06             0.00       1,751,358.30       1,751,358.30  Employee Payroll Taxes      2
Solutia Inc.                   12/01/06             0.00          59,574.12          59,574.12  Employer Payroll Taxes      3
Solutia Inc.                   12/06/06             0.00          28,998.33          28,998.33  Employer Payroll Taxes      3
Solutia Inc.                   12/07/06             0.00          70,681.63          70,681.63  Employer Payroll Taxes      3
Solutia Inc.                   12/08/06             0.00          36,272.05          36,272.05  Employer Payroll Taxes      3
Solutia Inc.                   12/13/06             0.00          25,510.27          25,510.27  Employer Payroll Taxes      3
Solutia Inc.                   12/14/06             0.00          21,130.77          21,130.77  Employer Payroll Taxes      3
Solutia Inc.                   12/15/06             0.00         493,461.79         493,461.79  Employer Payroll Taxes      3
Solutia Inc.                   12/20/06             0.00          26,234.65          26,234.65  Employer Payroll Taxes      3
Solutia Inc.                   12/21/06             0.00          63,854.22          63,854.22  Employer Payroll Taxes      3
Solutia Inc.                   12/22/06             0.00          38,586.44          38,586.44  Employer Payroll Taxes      3
Solutia Inc.                   12/27/06             0.00          83,894.01          83,894.01  Employer Payroll Taxes      3
Solutia Inc.                   12/28/06             0.00          22,167.28          22,167.28  Employer Payroll Taxes      3
Solutia Inc.                   12/29/06             0.00         480,414.48         480,414.48  Employer Payroll Taxes      3
Solutia Inc.                   12/19/06             0.00         192,572.16         192,572.16  Sales/Use Tax               5
CPFilms Inc.                   12/31/06             0.00          38,051.17          38,051.17  Sales & Use                 5
CPFilms Inc.                   12/01/06             0.00         536,406.77         536,406.77  Property Tax                6
Solutia Inc.                   12/23/06             0.00           7,795.13           7,795.13  Property Tax                6
Solutia Inc.                   12/27/06             0.00          30,668.53          30,668.53  Property Tax                6
Solutia Inc.                   12/28/06             0.00       3,618,202.41       3,618,202.41  Property Tax                6
Solutia Inc.                   12/29/06             0.00         297,513.67         297,513.67  Property Tax                6
Solutia Inc.                   12/11/06             0.00             115.00             115.00  Annual Report               7
CPFilms Inc.                   12/15/06             0.00          34,000.00          34,000.00  Other-Income Tax            7
Solutia Systems, Inc.          12/15/06             0.00          20,000.00          20,000.00  Other-Income Tax            7
Solutia Inc.                   12/22/06             0.00             310.35             310.35  Railcar Tax                 7
Solutia Inc.                   12/27/06             0.00              75.00              75.00  Business License            7
CPFilms Inc.                   12/30/06             0.00          12,000.00          12,000.00  Other-Income Tax            7